CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Invesco Exchange-Traded Self-Indexed Fund Trust of our reports dated October 26, 2018, relating to the financial statements and financial highlights, which appears in each of the Funds’ (as listed in Appendix A) Annual Report on Form N-CSR for the year or period ended August 31, 2018. We also consent to the references to us under the headings “Fund Service Providers”, “Financial Highlights”, “Statement of Additional Information” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
December 27, 2018

Appendix A

Fund Name	Predecessor Fund
Invesco BulletShares 2019 Corporate Bond ETF	Guggenheim BulletShares 2019 Corporate Bond ETF
Invesco BulletShares 2020 Corporate Bond ETF	Guggenheim BulletShares 2020 Corporate Bond ETF
Invesco BulletShares 2021 Corporate Bond ETF	Guggenheim BulletShares 2021 Corporate Bond ETF
Invesco BulletShares 2022 Corporate Bond ETF	Guggenheim BulletShares 2022 Corporate Bond ETF
Invesco BulletShares 2023 Corporate Bond ETF	Guggenheim BulletShares 2023 Corporate Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF	Guggenheim BulletShares 2024 Corporate Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF	Guggenheim BulletShares 2025 Corporate Bond ETF
Invesco BulletShares 2026 Corporate Bond ETF	Guggenheim BulletShares 2026 Corporate Bond ETF
Invesco BulletShares 2027 Corporate Bond ETF	-
Invesco BulletShares 2028 Corporate Bond ETF	-
Invesco BulletShares 2019 High Yield Corporate Bond ETF	Guggenheim BulletShares 2019 High Yield Corporate Bond ETF
Invesco BulletShares 2020 High Yield Corporate Bond ETF	Guggenheim BulletShares 2020 High Yield Corporate Bond ETF
Invesco BulletShares 2021 High Yield Corporate Bond ETF	Guggenheim BulletShares 2021 High Yield Corporate Bond ETF
Invesco BulletShares 2022 High Yield Corporate Bond ETF	Guggenheim BulletShares 2022 High Yield Corporate Bond ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF	Guggenheim BulletShares 2023 High Yield Corporate Bond ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF	Guggenheim BulletShares 2024 High Yield Corporate Bond ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF	-
Invesco BulletShares 2026 High Yield Corporate Bond ETF	-
Invesco Defensive Equity ETF	Guggenheim Defensive Equity ETF
Invesco U.S. Large Cap Optimized Volatility ETF	Guggenheim U.S. Large Cap Optimized Volatility ETF
Invesco Multi-Factor Large Cap ETF	Guggenheim Multi-Factor Large Cap ETF
Invesco Corporate Income Defensive ETF	-
Invesco Corporate Income Value ETF	-
Invesco Emerging Markets Debt Defensive ETF	-
Invesco Emerging Markets Debt Value ETF	-
Invesco Investment Grade Defensive ETF	-
Invesco Investment Grade Value ETF	-
Invesco Multi-Factor Core Fixed Income ETF	-
Invesco Multi-Factor Core Plus Fixed Income ETF	-

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